UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 17, 2019

STRATA SKIN SCIENCES, INC.
(Exact Name of Registrant Specified in Charter)

Delaware	000-51481	13-3986004
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

5 Walnut Grove Drive, Suite 140, Horsham, Pennsylvania	19044
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:   215-619-3200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SSKN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 17, 2019, STRATA Skin Sciences, Inc. (the “Company”) received notice from The NASDAQ Stock Market (“Nasdaq”) that, because the Company has not yet filed either of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2019 (the “10-Q”) or its Annual Report on Form 10-K for the year ended December 31, 2018 (the “10-K”) with the Securities and Exchange Commission (the “Commission”), the Company does not comply with the continued listing requirements under Nasdaq Listing Rule 5250(c)(1), which requires Nasdaq-listed companies to timely file all periodic reports with the Commission.

As previously reported by the Company in its Notification of Late Filing on Form 12b-25, filed with the Commission on May 16, 2019, the Company was unable to file the 10-Q within the prescribed period because the Company has changed its independent registered public accounting firm on May 10, 2019.

This notice from Nasdaq has no immediate effect on the listing of the Company's common stock on the Nasdaq Capital Market. The Company has until June 3, 2019 to either cure the deficiency or to submit a plan to Nasdaq showing how it intends to regain compliance. As previously disclosed in its Current Report on Form 8-K filed with the Commission on May 14, 2019, the Company intends to submit a compliance plan by such date. If Nasdaq accepts the plan submitted by the Company, Nasdaq can grant an extension of the grace period for shares of the Company’s common stock to remain listed for up to 180 calendar days from the 10-K’s due date, or until September 30, 2019, to regain compliance.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1          Press Release dated May 17, 2019 issued by STRATA Skin Sciences, Inc.

Safe Harbor
This Current Report on Form 8-K, and oral statements made regarding the subjects of this release, contains "forward-looking statements" within the meaning of the Securities Litigation Reform Act of 1995, or the Reform Act, which may include, but are not limited to, statements regarding the Company’s revenue growth estimates, plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts, including statements identified by words such as “believe,” “plan,” “seek,” “expect,” “intend,” “estimate,” “anticipate,” “will,” and similar expressions. All statements addressing the Company’s ability to regain compliance with the Nasdaq listing requirements or to develop a plan acceptable to Nasdaq for an extension of the grace period to September 30, 2019, as well as statements expressing optimism or pessimism about future operating results are forward-looking statements within the meaning of the Reform Act. The forward-looking statements are based on management’s current views and assumptions regarding future events and operating performance, and are inherently subject to significant uncertainties and contingencies and changes in circumstances, many of which are beyond the Company’s control. The statements in this Current Report on Form 8-K are made as of the date of this Current Report on Form 8-K, even if subsequently made available by the Company on its website or otherwise. The Company does not undertake any obligation to update or revise these statements to reflect events or circumstances occurring after the date of this press release.

Although the Company does not make forward-looking statements unless it believes it has a reasonable basis for doing so, the Company cannot guarantee their accuracy. The foregoing factors, among others, could cause actual results to differ materially from those described in these forward-looking statements. For a list of other factors which could affect the Company’s results, including revenue growth estimates, see the Company’s filings with the Securities and Exchange Commission, including “Cautionary Note Regarding Forward-Looking Statements,” “Item 1A. Risk Factors,” and “Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations” set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017. No undue reliance should be placed on any forward-looking statements.

EXHIBIT INDEX

Exhibit No.          Exhibit Description

99.1                  Press Release dated May 17, 2019 issued by STRATA Skin Sciences, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATA SKIN SCIENCES, INC.

Date: May 17, 2019	By:	/s/ Matthew C. Hill
Matthew C. Hill
Chief Financial Officer